UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2004

Commission File Number: 33-72574

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

Delaware	56-1574463
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1801 Douglas Drive

Sanford, North Carolina

27330-1410

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits — The following exhibit is furnished pursuant to Item 12 as part of this Current Report on Form 8-K:

Exhibit No.	Description of Document
99.1	Press Release issued on July 22, 2004.

Item 12. Results of Operations and Financial Condition

On July 22, 2004, the Company issued a press release announcing results for the three-month and nine-month periods ended June 24, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Item 12 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 12 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PANTRY, INC.

By:	/s/ Daniel J. Kelly
Daniel J. Kelly
Vice President, Chief Financial Officer and Secretary
(Authorized Officer and Principal Financial Officer)

Date: July 22, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release issued on July 22, 2004.

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